UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2014

Amedica Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South Salt Lake City, UT	84119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	On April 15, 2014, Amedica Corporation (the “Registrant”) informed Ernst & Young LLP (“Ernst & Young”) of their dismissal as its independent registered public accounting firm. The dismissal was authorized by the Audit Committee of the Registrant’s Board of Directors.

The reports of Ernst & Young on the Registrant’s financial statements for the fiscal years ended December 31, 2013 and 2012 and contained an explanatory paragraph describing conditions that raised substantial doubt about the Registrant’s ability to continue as a going concern.

In connection with the audits of the Registrant’s financial statements for each of the two fiscal years ended December 31, 2013 and 2012 and in the subsequent interim period through April 15, 2014, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report.

In connection with the audits of the Registrant’s financial statements for the years ended December 31, 2013 and 2012, Ernst & Young identified four material weaknesses in the Registrant’s internal control over financial reporting. The material weaknesses related to (i) the Registrant’s improper recording and disclosure of non-routine transactions due to deficiencies in the design and operation of the Registrant’s controls to account for non-routine transactions as part of the financial close process, (ii) a deficiency in the design and operation of the Registrant’s controls to account for inventory, (iii) deficiencies in the Registrant’s income tax accounting and (iv) the Registrant’s design and operation of its controls to appropriately identify and evaluate transactions for appropriate cut-off at the end of the financial reporting period and the level of precision and timeliness of its financial close process.

The Registrant has requested that Ernst & Young furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter of Ernst & Young, dated April 18, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	On April 15, 2014 the Audit Committee engaged Mantyla McReynolds as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Registrant has not consulted with Mantyla McReynolds during its two most recently completed fiscal years or during the subsequent interim period prior to its appointment as Registrant’s auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s consolidated financial statements, or any other matters or reportable events as identified in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of Ernst & Young, dated April 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDICA CORPORATION

Date: April 18, 2014	/s/ Kevin Ontiveros
Kevin Ontiveros Chief Legal Officer, Corporate Secretary